UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 6, 2025 (March 4, 2025)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 330
Las Vegas, NV 89135
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
2025 Long-Term Incentive Plan
Effective as of March 4, 2025 (the “Date of Grant”), the Compensation Committee (the “Committee”) of the Rimini Street, Inc. (the “Company”) Board of Directors, with the input of the Committee’s independent compensation consultant, Willis Towers Watson (“WTW”), approved the Company’s 2025 Long-Term Incentive Plan (the “2025 LTI Plan”), consisting of awards of performance units (“PSUs”), restricted stock units (“RSUs”) and options to purchase shares of the Company’s common stock (“Stock Options”) under the terms of the Company’s 2013 Equity Incentive Plan (the “2013 Equity Plan”), as amended. The participants in the 2025 LTI Plan are the Company’s executive officers, including the Company’s named executive officers (“NEOs”), as identified in the table below.
2025 LTI Plan Award Allocation Mix (PSUs/RSUs/Stock Options)
For Mr. Ravin, the percentage allocation (based on targeted grant value) of his 2025 LTI Plan awards was as follows: 50% PSUs, 30% RSUs and 20% Stock Options. For each of Ms. Lyskawa and Messrs. Perica, Maddock and Rowe, the percentage allocation (based on targeted grant value) of their respective 2025 LTI Plan awards was as follows: 40% PSUs, 40% RSUs and 20% Stock Options. Below is a summary of the 2025 LTI Plan awards as of the Date of Grant:

	Number of Underlying Shares as of the Date of Grant
Name	PSUs(1)	RSUs(1)	Stock Options(2)(3)	Equity Awards (Targeted Grant Value)
Seth A. Ravin President, Chief Executive Officer and Chairman of the Board	344,827	206,896	219,605	$2,400,000
Michael L. Perica Executive Vice President and Chief Financial Officer	114,942	114,942	91,502	$1,000,000
Kevin Maddock Executive Vice President and Chief Recurring Revenue Officer(4)	34,482	34,482	27,450	$300,000
Nancy Lyskawa Executive Vice President and Chief Client Officer	34,482	34,482	27,450	$300,000
David Rowe Chief Product Officer, Chief Marketing Officer & Executive Vice President, Global Transformation	34,482	34,482	27,450	$300,000
________________________
(1)    The number of PSUs and RSUs granted to each of our NEOs on the Date of Grant was determined by dividing the respective targeted grant values of each award by $3.48, the closing sales price of the Company’s common stock on the Date of Grant, and rounding down to the nearest whole share.
(2)    The number of Stock Options granted to each NEO on the Date of Grant was determined by reference to the Black-Scholes pricing model and valuation assumptions used by the Company in accounting for Stock Options as of the Date of Grant, rounding down to the nearest whole share. With the exception of Mr. Ravin, the Stock Options awarded to our executive officers under the 2025 LTI Plan were incentive Stock Options. Under the terms of our 2013 Equity Plan, because Mr. Ravin beneficially owned more than 10% of our outstanding common stock on the Date of Grant, he was not eligible to receive incentive Stock Options unless the exercise price equaled 110% of the closing price of a share of Company common stock on the Date of Grant and the Stock Options had a stated expiration date of five (versus 10) years, so he received non-qualified Stock Options.
(3)    The per share exercise price of the Stock Options is $3.48, the closing sales price of the Company’s common stock on the Date of Grant.
(4)    Mr. Maddock also currently holds the designation of GM, North America (Sales) on an interim basis.

The component awards under the 2025 LTI Plan are generally subject to the terms and conditions of the 2013 Equity Plan and the following vesting and other conditions:
•Performance Units. The PSUs awarded under the 2025 LTI Plan (the “Target PSUs”) will be earned over a one-year performance period beginning on January 1, 2025 and ending on December 31, 2025 (the “Performance Period”) but will remain subject to a continued service-based vesting requirement, as explained further below. Fifty percent (50%) of the PSUs awarded will be eligible to vest based on the Company’s achievement against a target adjusted EBITDA1 goal for the Performance Period, and fifty percent (50%) of the PSUs awarded will be will be eligible to vest based on the Company’s achievement against a target total revenue goal for the Performance Period. The ultimate number of PSUs that may vest (as calculated, the “Earned PSUs”) range from zero to 200% of the Target PSUs. Under the terms of the 2025 LTI Plan, the Earned PSUs will vest in equal annual installments on the first, second and third anniversaries of the Date of Grant, generally subject to the awardee continuing to be a Service Provider (as such term is defined under the 2013 Equity Plan) through the applicable vesting date. The form of award agreement for the PSUs was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 6, 2023 (the “Form PSU Agreement”).
As with all Company equity awards to Mr. Ravin, the PSUs awarded to Mr. Ravin under the 2025 LTI Plan are subject to the accelerated vesting provisions contained in his Amended and Restated Employment Agreement dated October 29, 2024 (the “Employment Agreement”). Under the 2025 LTI Plan, to the extent that Mr. Ravin’s Employment Agreement provides for accelerated vesting of the PSUs upon his cessation of service to the Company, the number of PSUs that vest shall be (i) the Target PSUs, if cessation of service occurs prior to the end of the Performance Period, and (ii) the Earned PSUs, if cessation of service occurs at or after the end of the Performance Period.
The PSUs awarded to the Company’s other NEOs under the terms of the 2025 LTI Plan are also subject to the terms and conditions of the Form PSU Agreement, with additional provisions providing for accelerated vesting if the awardee is terminated without “cause” or resigns for “good reason” within 24 months following a “change of control” of the Company, with the definitions of “cause,” “good reason,” and “change of control,” mirroring how such terms were defined under Mr. Ravin’s previous form of Amended and Restated Employment Agreement dated January 6, 2017, as amended by the First Amendment thereto dated as of June 3, 2020 and the Second Amendment thereto dated as of April 1, 2023. As with Mr. Ravin, if such events occur prior to the end of the Performance Period, the number of PSUs that vest shall be the Target PSUs, and if such events occur at or after the end of the Performance Period, the number of PSUs that vest shall be the Earned PSUs.
•Restricted Stock Units. The RSUs awarded under the 2025 LTI Plan shall vest in three equal annual installments on the first, second and third anniversaries of the Date of Grant, generally subject to the awardee continuing to be a Service Provider through the applicable vesting date. The form of award agreement for the 2025 LTI Plan RSU awards was previously filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
•Stock Options. The Stock Options awarded under the 2025 LTI Plan shall vest in three equal annual installments on the first, second and third anniversaries of the Date of Grant, generally subject to the awardee continuing to be a Service Provider through the applicable vesting date. The form of award agreement for the 2025 LTI Plan Stock Option awards was previously filed, along with the 2013 Equity Plan, as Exhibit 10.20 to the Amendment to the Company’s Registration Statement on Form S-4 filed on August 9, 2017.

1 EBITDA is the Company’s (i) net income for the Performance Period adjusted to exclude (ii) interest expense, (iii) income tax expense and (iv) depreciation and amortization expense (in each case of (i) through (iv), determined in accordance with generally accepted accounting principles and as to be reported in the Company’s Annual Report on Form 10-K for its fiscal year ending December 31, 2025). Adjusted EBITDA is the Company’s “Adjusted EBITDA” for the Performance Period, as such term is defined in the Company’s fiscal year 2024 earnings press release, a copy of which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated February 27, 2025.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: March 6, 2025	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President and Chief Executive Officer

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